

                                                                                                                      EXHIBIT 99.2

                                                     R&B COMMUNICATIONS, INC.

                                               Condensed Consolidated Balance Sheets


                                                                               September 30, 2000
                                                                                  (Unaudited)                December 31, 1999
                                                                             -----------------------       ----------------------
                                ASSETS
Current Assets
     Cash and cash equivalents....................................           $           7,122,100         $           8,218,177
     Accounts receivable..........................................                       3,023,749                     3,834,561
     Materials and supplies.......................................                         501,796                       354,878
     Prepaid expenses and other...................................                         119,838                       230,094
     Income tax receivable........................................                       2,680,774                     2,680,774
                                                                             -----------------------       ----------------------
                                                                                        13,448,257                    15,318,484
                                                                             -----------------------       ----------------------

Securities and Investments........................................                      12,447,688                    18,811,889
                                                                             -----------------------       ----------------------

Property and Equipment
     Land and building............................................                       4,484,422                     4,497,672
     Network plant and equipment..................................                      26,372,856                    21,231,445
     Furniture, fixtures and other equipment......................                      14,284,971                    14,954,217
     Radio spectrum licenses......................................                         926,376                       926,376
                                                                             -----------------------       ----------------------
                           Total in service.......................                      46,068,625                    41,609,710
     Under construction...........................................                         568,309                             -
                                                                             -----------------------       ----------------------
                                                                                        46,636,934                    41,609,710
     Less accumulated depreciation................................                      19,049,813                    16,594,851
                                                                             -----------------------       ----------------------

                                                                                        27,587,121                    25,014,859
                                                                             -----------------------       ----------------------
Other Assets
     Cash surrender value of life insurance.......................                       1,441,412                     3,749,035
     Radio spectrum licenses and license deposits ................                         958,546                       958,546
     Deferred charges.............................................                          81,547                        59,548
                                                                             -----------------------       ----------------------
                                                                                         2,481,505                     4,767,129
                                                                             -----------------------       ----------------------

                                                                             $          55,964,571         $          63,912,361
                                                                             =======================       ======================

                                     See Notes to Condensed Consolidated Financial Statements.


                                                     R&B COMMUNICATIONS, INC.

                                               Condensed Consolidated Balance Sheets

                                                                       September 30, 2000
                                                                           (unaudited)             December 31, 1999
                                                                      ----------------------     ----------------------
Liabilities and Shareholders' Equity
Current Liabilities
     Current maturities of long-term debt...................          $             401,354      $             385,627
     Recognized losses in excess of investment in
       PCS ventures.........................................                      3,076,187                  3,100,000
     Accounts payable.......................................                      1,494,211                  1,493,424
     Customers' deposits....................................                         19,072                     26,483
     Advance billings.......................................                        610,783                    702,649
     Accrued payroll........................................                         72,565                    118,023
     Accrued interest.......................................                              -                     15,610
     Other accrued liabilities..............................                        843,085                    707,328
     Dividend payable.......................................                              -                    221,022
                                                                      ----------------------     ----------------------
                                                                                  6,517,257                  6,770,166
                                                                      ----------------------     ----------------------

Long-Term Debt, net of current maturities...................                      7,254,522                  7,520,082
                                                                      ----------------------     ----------------------

Long-Term Liabilities
     Deferred income taxes..................................                      4,177,617                 10,100,000
     Recognized losses in excess of investment in
          PCS ventures .....................................                      9,836,462                  2,078,690
     Deferred compensation..................................                      1,997,000                  1,772,000
     Unamortized investment tax credits.....................                         74,777                    109,463
                                                                      ----------------------     ----------------------

                                                                                 16,085,856                 14,060,153
                                                                      ----------------------     ----------------------

Shareholders' Equity
     Common stock, no par...................................                        616,690                    616,690
     Retained earnings......................................                     19,505,294                 24,845,542
     Unrealized gain on securities available for sale, net..                      5,984,952                 10,099,728
                                                                      ----------------------     ----------------------

                                                                                 26,106,936                 35,561,960
                                                                      ----------------------     ----------------------


                                                                      $          55,964,571      $          63,912,361
                                                                      ======================     ======================


                                See Notes to Condensed Consolidated Financial Statements.

                                                    R&B COMMUNICATIONS, INC.

                                        Condensed Consolidated Statements of Operations
                                                          (Unaudited)

                                                        Three Months Ended                        Nine Months Ended
                                               -------------------------------------    --------------------------------------
                                                September 30,       September 30,        September 30,        September 30,
                                                    2000                 1999                 2000                 1999
                                               ----------------    -----------------    -----------------    -----------------
Operating Revenues
    Wireline communications............        $     3,957,376     $     3,522,400      $    11,783,475      $    10,716,194
    Wireless communications............                282,341             388,016            1,112,254            1,127,924
    Other communications services......                268,116             222,987              736,037              621,737
                                               ----------------    -----------------    -----------------    -----------------
                                                     4,507,833           4,133,403           13,631,766           12,465,855
                                               ----------------    -----------------    -----------------    -----------------

Operating Expenses
    Maintenance and support............              1,460,668             950,568            3,917,240            2,649,291
    Depreciation and amortization......                893,463             701,281            2,556,995            2,059,859
    Customer operations................                812,785             726,559            2,337,871            2,000,083
    Corporate operations...............                814,962             591,875            2,604,679            1,799,462
                                               ----------------    -----------------    -----------------    -----------------
                                                     3,981,878           2,970,283           11,416,785            8,508,695
                                               ----------------    -----------------    -----------------    -----------------

Operating Income.......................                525,955           1,163,120            2,214,981            3,957,160

Other Income (Expenses)
    Interest and dividend income.......                 89,188              79,523              250,845              213,557
    Other expenses, principally interest              (108,350)           (111,819)            (336,502)            (656,034)
    Equity loss from PCS investees
      VA PCS Alliance...................            (3,637,598)         (1,298,138)          (6,476,162)          (4,151,906)
      WV PCS Alliance...................            (1,486,086)           (981,102)          (4,579,499)          (2,840,458)
    Equity income from other wireless ..
      investees.........................                82,500              85,386              235,910              238,386
     Gain on sale of equity securities..                     -             202,633                    -              202,633
                                               ----------------    -----------------    -----------------    -----------------
                                                    (4,534,391)           (860,397)          (8,690,427)          (3,036,662)
                                               ----------------    -----------------    -----------------    -----------------

Income Tax Benefit......................             1,740,313             337,582            3,350,179              306,130
                                               ----------------    -----------------    -----------------    -----------------

Net Loss................................       $    (2,794,078)    $      (522,815)     $    (5,340,248)     $    (2,730,532)
                                               ================    =================    =================    ==================


Net loss per common share - basic and          $       (45.367)    $        (8.477)     $       (86.595)     $       (44.276)
    diluted.............................

Average shares outstanding - basic and
    diluted.............................                 61,669              61,671               61,669               61,671


                                   See Notes to Condensed Consolidated Financial Statements.


                                                      R&B COMMUNICATIONS, INC.

                                          Condensed Consolidated Statements of Cash Flows
                                                            (Unaudited)

                                                                                                   Nine Months Ended
                                                                                      --------------------------------------------
                                                                                         September 30,            September 30,
                                                                                             2000                      1999
                                                                                      --------------------      ------------------
Cash Flows From Operating Activities
     Net loss...................................................................      $        (5,340,248)      $       (2,730,532)
     Adjustments to reconcile net loss
       to net cash provided by operating activities:
         Depreciation and amortization..........................................                2,556,995                2,059,859
         Deferred tax benefit...................................................               (3,350,179)              (1,325,942)
         Share of equity loss from equity method investees......................               10,819,751                6,753,978

     Changes in assets and liabilities from operations:
         (Increase) decrease in accounts receivable.............................                  810,812               (3,090,864)
         (Increase) decrease in materials and supplies..........................                 (146,918)                  30,435
         Decrease in income tax receivable......................................                        -                2,217,649
         (Increase) decrease in other assets....................................                   23,833                  (49,297)
         Increase in accounts payable...........................................                      787                1,819,179
         Increase in other accrued liabilities..................................                  292,278                  295,167
         Decrease in advance billings...........................................                  (91,866)                 (47,512)
                                                                                      --------------------      ------------------

         Net cash provided by operating activities..............................                5,575,245                5,932,120
                                                                                      --------------------      ------------------

Cash Flows From Investing Activities
     Purchases of property, equipment and other assets..........................               (5,064,833)              (2,858,859)
     Purchase of channels.......................................................                        -                 (215,760)
     Proceeds from sale of equity securities....................................                        -                  675,302
     Investments in PCS Alliances...............................................               (3,321,702)              (1,781,702)
     Investment in securities...................................................                 (121,555)                       -
     (Increase) decrease in cash surrender value of officer's life insurance....                2,307,623                  (61,222)
                                                                                      --------------------      ------------------

         Net cash used in investing activities..................................               (6,200,467)              (4,242,241)
                                                                                      --------------------      ------------------

Cash Flows From Financing Activities
     Cash dividends.............................................................                 (221,022)                (199,501)
     Payments on long-term debt.................................................                 (249,833)                (308,721)
     Redemption of common stock.................................................                        -                      (20)
                                                                                      --------------------      ------------------

         Net cash used in financing activities..................................                 (470,855)                (508,242)
                                                                                      --------------------      ------------------

         Increase (decrease) in cash and cash equivalents.......................               (1,096,077)               1,181,637

Cash and Cash Equivalents:
     Beginning..................................................................                8,218,177                6,909,613
                                                                                      --------------------      ------------------
     Ending.....................................................................      $         7,122,100       $        8,091,250
                                                                                      ====================      ==================



                                     See Notes to Condensed Consolidated Financial Statements.

                            R&B COMMUNICATIONS, INC.

            Condensed Consolidated Statement of Shareholders' Equity


                                                                                                  Accumulated
                                                    Common Stock                                    Other                Total
                                                ----------------------        Retained           Comprehensive        Shareholders'
                                                Shares         Amount         Earnings               Income              Equity
                                                ------         ------         --------           --------------       -------------
Balance, December 31, 1998.............         61,671       $ 616,710      $  29,241,142        $ 1,400,050          $  31,257,902
Comprehensive income:..................
   Net loss............................                                          (439,403)
   Unrealized gain on securities
   available for sale, net of $323,963
   deferred tax effect.................                                                              528,572
   Comprehensive income................                                                                                      89,169
                                               -------        --------        -----------          ---------            -----------
Balance, March 31, 1999................         61,671         616,710         28,801,739          1,928,622             31,347,071

Comprehensive income:
     Net loss..........................                                        (1,768,314)

     Unrealized gain on securities
     available for sale, net of $140,699
     deferred tax effect...............                                                              229,561
     Comprehensive income..............                                                                                  (1,538,753)
     Redemption of common stock........             (2)            (20)                                                         (20)
                                               -------        --------        -----------          ---------            -----------
Balance, June 30, 1999.................         61,669         616,690         27,033,425          2,158,183             29,808,298

Comprehensive income:
     Net loss..........................                                          (522,815)

     Unrealized loss on securities
     available for sale, net of $76,119
     deferred tax effect...............                                                             (124,195)
     Comprehensive income..............                                                                                    (647,010)
                                               -------        --------        -----------          ---------            -----------
 Balance, September 30, 1999............        61,669       $ 616,690      $  26,510,610        $ 2,033,988          $  29,161,288
                                               =======        ========        ===========          =========            ===========

Comprehensive income for nine months
     ended September 30, 1999..........                                                                               $   2,096,594
                                                                                                                        ===========
Balance, December 31, 1999.............         61,669       $ 616,690      $  24,845,542        $10,099,728          $  35,561,960

Comprehensive income:

   Net loss............................                                        (1,226,139)

   Unrealized loss on securities available
   for sale, net of $533,056 deferred tax
   effect..............................                                                             (731,151)
   Comprehensive income................                                                                                  (1,957,290)
                                               -------        --------        -----------          ---------            -----------
Balance, March 31, 2000................         61,669         616,690         23,619,403          9,368,577             33,604,670

Comprehensive income:..................
   Net loss............................                                        (1,320,031)

   Unrealized gain on securities
   available for sale, net of $89,227
   deferred tax effect.................                                                              145,579
   Comprehensive income................                                                                                  (1,174,452)
                                               -------        --------        -----------          ---------            -----------
Balance, June 30, 2000.................         61,669         616,690         22,299,372          9,514,156             32,430,218

Comprehensive income:
   Net loss............................                                        (2,794,078)

   Unrealized loss on securities
   available for sale, net of $2,163,061
   deferred tax effect.................                                                           (3,529,204)
   Comprehensive income................                                                                                  (6,323,282)
                                               -------        --------        -----------          ---------            -----------
Balance, September 30, 2000............         61,669       $ 616,690      $  19,505,294        $ 5,984,952          $  26,106,936
                                               =======        ========        ===========          =========            ===========

   Comprehensive income for nine months
     ended September 30, 2000..........                                                                               $  (9,455,024)
                                                                                                                        ===========




            See Notes to Condensed Consolidated Financial Statements.

                            R&B COMMUNICATIONs, INC.

              Notes to conDensed consolidated financial statements

(1) In the opinion of the Company, the accompanying condensed consolidated financial statements, which are unaudited except for the condensed consolidated balance sheet dated December 31, 1999, which is derived from audited financial statements, contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of September 30, 2000 and December 31, 1999 and the results of operations for the three and nine month periods ended
        September  30,  2000 and 1999 and cash flows for the nine  months  ended
        September 30, 2000 and 1999. The results of operations for the nine months ended September 30, 2000 and 1999 are not necessarily indicative of the results to be expected for the full year.

(2) The Company has five primary business segments that have separable management focus and infrastructures and offer different products and services. These segments are described in more detail in Note 2 of the Company's 1999 Financial Statements. Summarized financial information concerning the Company's reportable segments is shown in the following table. The "Corporate and other" column includes certain unallocated corporate items which are not considered separate reportable segments.


                                        Network                                Wireless    Corporate
(in thousands)           Telephone     and CLEC      Internet     Wireless      Cable      and other     Total
----------------------------------------------------------------------------------------------------------------
For the three months ended September 30, 2000
Revenues                   $2,116       $1,846        $ 200        $ 122        $ 175         $ 49       $4,508
EBITDA                        634          767           32           18            3          (35)       1,419
Depreciation &
   amortization               472          238           23           25          122           13          893
----------------------------------------------------------------------------------------------------------------
For the three months ended September 30, 1999
Revenues                  $ 2,072      $ 1,444        $ 153        $ 227        $ 183         $ 54      $ 4,133
EBITDA                      1,072          678           31          104            1          (21)       1,865
Depreciation &
   amortization               368          160           19           23          119           13          702
----------------------------------------------------------------------------------------------------------------
As of and for the nine months ended September 30, 2000
Revenues                   $6,359       $5,330        $ 583        $ 679        $ 530        $ 151      $13,632
EBITDA                      2,099        2,408          (79)         286           22           36        4,772
Depreciation &
   amortization             1,340          675           63           76          364           39        2,557
Total segment
   assets                  31,659       12,627        1,012          511        2,191        7,964       55,964
----------------------------------------------------------------------------------------------------------------
For the nine months ended September 30, 1999
Revenues                  $ 6,563      $ 4,167        $ 437        $ 619        $ 542        $ 137     $ 12,465
EBITDA                      3,598        2,063           36          274           10           36        6,017
Depreciation &
   amortization             1,096          454           57           60          355           38        2,060
----------------------------------------------------------------------------------------------------------------


(3) Basic net loss per share was computed by dividing net loss by the weighted average number of common shares outstanding during the period. The Company has no potential common stock outstanding, such as stock options, warrants or convertible debt; furthermore, a net loss was incurred for the periods presented. Therefore, basic and diluted net income per share are the same.

(4) The Company has a 26% common ownership interest in Virginia PCS Alliance, L.C. ("VA Alliance"), a provider of personal communications services (PCS) serving a 1.6 million populated area in central and western Virginia. On July 25, 2000, the Company converted its preferred interest to common interest, increasing it's common interest from 21% to 26%.

        The Company has a 34% common ownership interest in West Virginia PCS Alliance, L.C. ("WV Alliance"), a provider of PCS serving a 2.0 million populated area in West Virginia and parts of eastern Kentucky, southwestern Virginia and eastern Ohio.

        Summarized financial information for the VA Alliance and WV Alliance ("Alliances"), both of which are accounted for under the equity method, are as follows (dollar amounts in millions):

                                                   VA Alliance                                     WV Alliance
(in thousands)                       September 30, 2000    December 31, 1999        September 30, 2000    December 31, 1999
---------------------                ------------------    -----------------        ------------------    -----------------
Current assets...................      $   8,364                $    9,241            $    4,489            $    2,367
Noncurrent assets................        106,097                   111,601                57,067                51,130
Current liabilities..............          8,007                     7,633                 3,434                 3,076
Long-term debt...................        106,454                   131,478                57,458                51,125
Redeemable preferred interest....              -                    15,192                     -                     -


                                                   VA Alliance                                     WV Alliance
                                      For the Three Months Ended September 30,       For the Three Months Ended September 30,
                                      ----------------------------------------       ----------------------------------------
                                           2000                    1999                    2000                    1999
                                           ----                    ----                    ----                    ----
Net sales....................          $   6,300              $   3,642                $   3,957              $     875
Gross profit ................              3,627                  2,077                    1,760                    173
Net loss applicable to
  common owners..............            (14,845)                (5,924)                  (3,888)                (3,146)
Company's share of net loss..             (3,637)                (1,298)                  (1,486)                  (981)



                                                   VA Alliance                                     WV Alliance
                                      For the Nine Months Ended September 30,         For the Nine Months Ended September 30,
                                      ---------------------------------------         ---------------------------------------
                                           2000                    1999                    2000                    1999
                                           ----                    ----                    ----                    ----
Net sales....................          $  16,728              $   9,824                $   9,871              $   1,473
Gross profit ................              9,590                  5,407                    3,401                     71
Net loss applicable to
  common owners..............            (28,492)               (18,914)                 (12,442)                (8,594)
Company's share of net loss..             (6,476)                (4,152)                  (4,579)                (2,840)

         The Company has entered into guaranty agreements whereby the Company is committed to provide guarantees of up to $30.8 million of the Alliance's debt and redeemable preferred obligations. Such guarantees become effective as obligations are incurred by the Alliances. At September 30, 2000, the Company has guaranteed $28.6 million of the Alliances' obligations.

(5)      Income taxes

        The provision for income taxes differs from the amount of income tax determined by applying the applicable Federal statutory rate to earnings before income taxes as a result of State minimum income taxes and franchise taxes, non-deductible expenses and additional expense resulting from a tax exam completed during the second quarter of 1999.

(6)      Merger with NTELOS Inc.

        On June 16, 2000, the Company's Board of Directors approved an agreement and plan of merger with NTELOS Inc. ("NTELOS"). Shareholders of the Company and shareholders of NTELOS approved the transaction on December 6 and December 4, 2000, respectively. Under the terms of the agreement, shareholders of the Company will receive approximately 3.7 million shares of NTELOS common stock in exchange for 100% of the Company's outstanding common stock. This transaction is subject to regulatory approval and will be accounted for using the purchase method of accounting.